Exhibit 10.39

                                JOHN H. ROBINSON





                                                               February 28, 1997


Lukens Medical Corporation
3820 Academy Parkway North, NE
Albuquerque, New Mexico  87109

                  Re:  Loan to Lukens Medical Corporation (the "Company")

                  The undersigned hereby irrevocably agrees to loan to the Company up to $500,000, at an interest rate of 10% per annum, which amount, together with all accrued interest due thereon, shall be repayable by the Company on May 31, 1998 (the "Loan"). The undersigned agrees that (a) the first tranche of the Loan in the amount of $150,000 (the "First Tranche") shall be funded on the date hereof and (b) the second tranche of the Loan in the amount of $350,000 (the "Second Tranche") shall be funded upon the request of the President of the Company, but not later than April 30, 1997. Notwithstanding the foregoing, in the event that the Second Tranche is not funded, the maturity date for the First Tranche shall be July 15, 1997. The Second Tranche shall be evidenced by a Promissory Note in substantially the same form as the Promissory Note delivered to the undersigned contemporaneously herewith in respect of the First Tranche. In consideration for the Loan, the Company hereby agrees to issue to the undersigned (i) upon the funding of the First Tranche, a warrant to purchase 15,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at an exercise price of $8.25 per share and (ii) upon the funding of the Second Tranche, a warrant to purchase 35,000 shares of Common Stock at an exercise price $8.25 per share in substantially the same form as the Warrant delivered to the undersigned contemporaneously herewith in respect of the First Tranche (collectively, the "Warrants").

                  The undersigned hereby represents and warrants as follows:

                  (a) The undersigned understands that neither the Warrants nor the Common Stock issuable upon the exercise thereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance upon specific exemptions from registration thereunder, and the undersigned agrees that neither the undersigned's Warrants nor the Common Stock issuable upon the exercise thereof may be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act and applicable state securities laws. The undersigned has been advised that the Company has no obligation to cause the Warrants or the Common Stock issuable upon the exercise thereof to be registered under the Securities

Act or to comply with any exemption under the Securities Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which otherwise might permit the Warrants or the Common Stock issuable upon the exercise thereof to be sold by the undersigned. The undersigned understands that the Warrants and all certificates representing the Common Stock issuable upon the exercise thereof may bear legends restricting the transfer thereof.

                  (b) The undersigned is acquiring the Warrants and the Common Stock issuable upon the exercise thereof in good faith solely for the undersigned's own account, and the undersigned is acquiring such Warrants and the Common Stock issuable upon the exercise thereof for investment purposes and not with a view to, or for, subdivision, distribution, fractionalization or resale, or for the account, in whole or in part, of others.

                                              Very truly yours,

                                              /s/ John H. Robinson

                                              John H. Robinson

AGREED:

LUKENS MEDICAL CORPORATION


By: /s/ Robert S. Huffstodt
    ------------------------------
    Robert S. Huffstodt, President

                  NON-TRANSFERABLE SUBORDINATED PROMISSORY NOTE


$150,000                                                       February 28, 1997

                  FOR VALUE RECEIVED, Lukens Medical Corporation, a Delaware corporation (the "Maker"), with offices at 3820 Academy Parkway North, NE, Albuquerque, New Mexico 87109, promises to pay to John H. Robinson ("Payee"), at such place in the United States as shall be designated in writing by Payee, a principal sum of $150,000 (the "Principal Sum") on May 31, 1998 (the "Maturity Date"). From and after the date hereof, the balance of the Principal Sum outstanding from time to time shall bear interest at the rate of ten percent (10%) per annum, all then accrued but unpaid interest being due and payable concurrently with the Principal Sum as herein provided. This Note may be prepaid, at the option of Maker, in whole or in part at any time and from time to time, without penalty or premium, provided that the amount so prepaid shall be accompanied by the payment of all interest accrued to the prepayment date of the amount so prepaid.

                  This Note evidences the first tranche of an aggregate loan by Payee to the Maker of $500,000 (the "Loan"). Notwithstanding anything to the contrary contained herein, in the event that the second tranche of the Loan in the amount of $350,000 is not funded in accordance with the terms of the Letter Agreement, dated of even date herewith, between Maker and Payee, the Maturity Date hereunder shall be July 15, 1997. This Note is non-negotiable.

                  Notwithstanding  any  provision of this Note to the  contrary, the indebtedness evidenced by this Note (including all interest thereon), and all renewals, extensions and modifications thereof and hereof, is and shall remain subordinate and junior in right of payment, to the extent set forth in this Note, to the prior payment in full of all indebtedness (including principal, interest, fees and other charges), and any other obligations, whether direct or contingent, presently existing or hereafter incurred, of the Maker, for money borrowed from, and/or arising out of any credit facilities and/or any loan agreement(s) with, Sunwest Bank of Albuquerque, N.A. ("Bank") and/or to any successor to Bank and/or to any one or more banks or other lending institutions which shall repay a portion or all of the indebtedness or obligations of the Maker to Bank or any such successor in the future, or which otherwise shall become the primary institutional lenders to the Maker, and/or under guaranties from time to time by the Maker of any of such indebtedness or obligations, all as the same may be refinanced, restated, modified or amended from time to time (collectively, "Senior Indebtedness"). No payments of, nor any cancellation, set-off or discharge of, nor any transfer of collateral in respect of, any principal or interest shall be made, given or received hereunder or in respect of the indebtedness evidenced by this Note, nor shall any holder of this Note be entitled to demand or accept payment of any amount due or payable under this Note, whether by acceleration or upon demand by reason of the occurrence of an Event of Default (as hereinafter defined), at maturity, or otherwise, nor shall the holder hereof be entitled to declare an acceleration or demand immediate payment of the indebtedness evidenced by this Note, until the Senior Indebtedness shall have been paid in full, if there shall have occurred and be continuing a default in the payment of principal and/or interest under Senior Indebtedness, or a default under any financial covenant of the Maker under Senior Indebtedness which shall have occurred and be continuing or would occur or exist by reason of such payment under this Note which has not been waived by Bank or the then holder(s) of such Senior Indebtedness. All payments and distributions which would otherwise be payable or deliverable in respect of this Note (but for the terms hereof) shall be paid or delivered directly to the holders of Senior Indebtedness at the time outstanding, ratably, until all such Senior Indebtedness shall have been paid in full. If any payment, distribution or collateral shall be received by any holder of this Note in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment, distribution or collateral shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Senior Indebtedness at the time outstanding for application to the payment of all Senior Indebtedness remaining unpaid, ratably, to the extent necessary to pay all such Senior Indebtedness in full. Nothing in this paragraph shall impair or qualify, as among the Maker and the holder hereof, the obligation of the Maker to pay the holder hereof the principal of and interest on this Note when and as due as set forth elsewhere herein, subject, however, to the rights of the holders of Senior Indebtedness, and to the provisions as to subordination, as provided herein.

                  In the event of any liquidation, dissolution or any other winding up of the Maker or in the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy laws, or any other marshalling of the assets or liabilities of the Maker, or any proceeding as to any of the foregoing, (i) Senior Indebtedness shall first be paid in full before the holder of this Note shall be entitled to receive any moneys, dividends or assets in any such proceeding, and (ii) the holder of this Note will at the request of the holders of the Senior Indebtedness file any claim, proof of claim or other instrument of similar character necessary to enforce the obligations of the Maker in respect of this Note and will hold in trust for the holders of the Senior Indebtedness and pay over to them, in the form received, to be applied to Senior Indebtedness, pro rata, any and all moneys, dividends or other assets, received in any such proceeding on account of this Note, until the Senior Indebtedness shall be paid in full. In the event that the holder of this Note shall fail to take such action requested by the holders of Senior Indebtedness, such holders may, as attorneys-in-fact for the holder of this Note, and are hereby irrevocably authorized by the holder hereof to, take such action on behalf of the holder of this Note as shall be necessary to effect or in furtherance of the provisions of this paragraph, and without limiting the generality of the foregoing:

                             (i)  to enforce  claims under this  Note  either in
their own name or the name of the holder hereof by proof of debt, proof of claim, suit or otherwise;

                            (ii)  to vote in their sole discretion in connection
with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action, including, without limitation, the right to participate in any composition of creditors and the right to vote this Note at creditors' meetings; and

                           (iii) to take generally any action in connection with
any such proceeding or meeting which the holder hereof might otherwise take.

                  No payment or distribution to the holder of any Senior Indebtedness as contemplated by the provisions of this Note shall entitle the holder hereof to exercise any rights of subrogation in respect thereof until all Senior Indebtedness shall have been paid in full; and, for the purposes of such subrogation, payments or distributions to the holder of any Senior Indebtedness of any cash, property or securities to which the holder hereof would be entitled except for the provisions of this Note shall, as between the Maker and its creditors other than the holders of Senior Indebtedness and the holder hereof, be deemed to be a payment by the Maker to or on account of the Senior Indebtedness, it being understood that the provisions of this Note are for the purpose of defining the relative rights of the holder hereof, on the one hand, and the holders of Senior Indebtedness on the other hand.

                  The holders of the Senior Indebtedness may, at any time and from time to time, without consent of or notice to the holder of this Note and without impairing or releasing any of the rights of the holders of Senior Indebtedness under this Note, effect, consent to and/or permit, and the rights and interests of the holders of the Senior Indebtedness under this Note shall remain in full force and effect irrespective of, any of the following:

                           (i)  any   change   in  the   terms  of  the   Senior
Indebtedness, including the amount, time, place, manner or terms of payment, or any amendment or waiver of any agreement relating to Senior Indebtedness;

                           (ii) any sale,  exchange  or  release of or any other
dealing with any property by whomsoever at any time pledged or mortgaged to secure the Senior Indebtedness, other than a provision expressly prohibiting the payment of this Note as a device to avoid the obligation hereunder to make such payment;

                           (iii) any release of anyone  liable in any manner for
the payment and collection of Senior Indebtedness;

                           (iv) any exercise or refraining  from the exercise of
any rights against the Maker or others, including the holder of this Note;

                           (v) any  application of any funds received by holders
of Senior Indebtedness by whomsoever paid or however realized to the Senior Indebtedness; or

                           (vi) any other  circumstance  which  might  otherwise
constitute a defense available to any holder hereof as against any holder of Senior Indebtedness.

                  The provisions of this Note as to the rights of the holders of Senior Indebtedness and the obligations of the holder hereof with respect to the Senior Indebtedness shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of any party hereto or otherwise, all as though such payment had not been made.

                  The holder of this Note, by acceptance of same, absolutely agrees to be bound by all of the provisions hereof relating to the subordination of the indebtedness evidenced by this Note to the Senior Indebtedness and/or the rights of the holders of Senior Indebtedness and the obligations of the holder hereof with respect thereto, in each case for the benefit of the holders of such Senior Indebtedness. Such provisions of this Note shall inure to the benefit of the holders of the Senior Indebtedness and their respective successors and assigns and shall be binding upon the holder hereof and its successors and assigns.

                  An "Event of Default" shall be deemed to have occurred hereunder if and only if the Maker shall fail to make any payment under this Note when due and such failure shall not be cured within 30 days following written notice thereof from the Payee to the Maker; or (a) the Maker shall approve of, consent to or acquiesce in the appointment of a trustee, receiver, liquidator, custodian, sequestrator or similar official (collectively, "Custodians") for itself or substantially all of its assets; or (b) a Custodian shall be appointed for the Maker without its consent, or for substantially all of its assets, and such appointment shall not be terminated or stayed within 90 days; or (c) any voluntary bankruptcy proceeding shall be commenced by the Maker, as debtor; or (d) any involuntary bankruptcy proceeding commenced against the Maker shall not be dismissed or stayed within 90 days or an order for relief is granted against the Maker in such proceeding.

                  If an Event of Default shall occur and be continuing, then the Principal Sum under this Note and all accrued interest thereon, if any, shall, at the election of the Payee, but subject always to the subordination provisions hereof and/or the rights of the holders of Senior Indebtedness and the obligations of the holder hereof with respect thereto, become due and payable immediately, without presentment, notice of dishonor, protest and notice of protest and nonpayment, entitlement to which is hereby waived by the Maker. Payee shall be entitled to recover reasonable attorneys' fees incurred in the collection of the indebtedness evidenced by this Note after the occurrence of an Event of Default.

                  This Note may not be changed or terminated orally. This Note shall be governed by the internal laws of the State of New York without regard to principles of conflict of laws.

                                           LUKENS MEDICAL CORPORATION


                                           By: /s/ Robert S. Huffstodt
                                               ---------------------------------
                                               Robert S. Huffstodt, President

     NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NONE OF THEM MAY BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE OF SUCH WARRANT OR SHARES OF COMMON STOCK BE RECOGNIZED AS AN OWNER THEREOF BY THE ISSUER FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH WARRANT OR SHARES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH WARRANT OR SHARES SHALL BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER. NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANT MAY BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR SIMILAR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR UNLESS IT IS ESTABLISHED TO THE SATISFACTION OF THE ISSUER THAT SUCH SALE OR TRANSFER IS IN A TRANSACTION WHICH IS EXEMPT UNDER, OR OTHERWISE IN COMPLIANCE WITH, SUCH LAWS.

                           LUKENS MEDICAL CORPORATION
                          3820 Academy Parkway North NE
                          Albuquerque, New Mexico 87109

To:      John H. Robinson (the "Warrantholder")

                  For value received, subject to the terms and conditions set forth below, Lukens Medical Corporation (the "Company") hereby promises to issue to the Warrantholder Fifteen Thousand (15,000) shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), upon payment by the Warrantholder to the Company of the purchase price of Eight Dollars and Twenty-Five Cents ($8.25) per share, subject to adjustment as hereinafter provided (the "Warrant Price"), and to deliver to the Warrantholder a certificate or certificates representing the shares purchased (with such shares of Common Stock subject to issuance hereunder being referred to herein as the "Shares).

                  1. Warrant Exercise. This Warrant may be exercised by the Warrantholder from time to time, in part or in full (but subject to the terms and conditions set forth herein), at any time on or prior to March 1, 2002 (the "Expiration Date").

                           (a) This Warrant can be  exercised  only with respect
to full Shares and only with respect to a minimum of 2,000 Shares at the time of any exercise.

                           (b) Any  exercise of this  Warrant must be in writing
addressed to the Board of Directors of the Company at the principal place of business of the Company and delivered at least ten (10) business days prior to the proposed date of exercise, which writing shall indicate the number of Shares as to which this Warrant is being exercised and shall be accompanied by a check payable to the order of the Company in the full amount of the aggregate Warrant Price of the Shares covered by such exercise.

                  2. Certain Conditions to Exercise. This Warrant may be exercised by the Warrantholder only if on the date of exercise the Warrantholder satisfies the Company, in such manner as the Company shall reasonably specify, that the Shares issuable upon such exercise may be issued to the Warrantholder pursuant to an exemption from the registration requirements of, and otherwise in compliance with, applicable federal and state securities laws.

                  3. Reservation of Shares. The Company will at all times through the close of business on the Expiration Date reserve and keep available, out of the aggregate of its authorized but unissued or treasury shares of Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon exercise of this Warrant, the number of Shares deliverable upon the exercise of this Warrant. The Company covenants that all Shares issued upon exercise of this Warrant shall, upon issuance in accordance with the terms of this Warrant, be fully paid and nonassessable.

                  4. Certain Other Adjustments; Mergers, Consolidations, Etc. Notwithstanding any other provisions contained in this Warrant, in the event of the merger or consolidation of the Company, or reorganization or recapitalization of, stock dividend on, stock split, split-up, split-off, spin-off or combination of, shares of Common Stock, this Warrant shall entitle the Warrantholder to receive, upon the exercise of this Warrant, the number of shares of Common Stock which the Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and appropriate adjustments shall be made by the Board of Directors of the Company as to the number of Shares and/or the Warrant Price as shall be equitable to prevent reduction or enlargement of rights under this Warrant; the determination of the Board of Directors as to such matters shall be conclusive and binding. References in this Warrant to Common Stock shall include any such securities or other property (including cash) into which shares of Common Stock may be changed pursuant to or in accordance with the preceding sentence through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, or combination of shares.

                  5. Restrictions on Transfers. (a) This Warrant is not transferable by the Warrantholder, and is exercisable only by the Warrantholder, and may not be sold, assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant or any interest herein, and the levy of any attachment or similar proceeding upon this Warrant or any interest herein, shall be null and void and without effect except as provided in the preceding sentence.

                           (b) The Company may  postpone the time of delivery of
certificates for the shares issuable upon the exercise of this Warrant for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing or quotation requirements of any securities exchange upon which shares of the Company may or are then contemplated to be listed or the National Association of Securities Dealers, Inc., or the requirements of the Securities Act of 1933, as amended the Securities Exchange Act of 1934, as amended, any applicable rules or regulations of the Securities and Exchange Commission or the requirements of applicable state securities laws.

                  6. Miscellaneous. (a) The Warrantholder shall not have any rights to dividends or any other rights of a stockholder with respect to any shares subject to this Warrant, except to the extent that the Warrantholder shall have paid for such Shares and a certificate for such shares shall have been actually issued in the Warrantholder's name upon the due, proper and timely exercise of this Warrant as provided for herein.

                           (b) Each notice  relating to this Warrant shall be in
writing and delivered in person or by certified mail, return receipt requested, to the proper address. All notices to the Warrantholder shall be addressed to the Warrantholder at the Warrantholder's address below specified. All notices to the Company shall be addressed to the Company at the address set forth on the first page of this Warrant. Anyone to whom a notice may be given under this Warrant may designate a new address by notice to that effect given to the other party in accordance with this subparagraph (b).

                           (c) If this Warrant shall be mutilated,  lost, stolen
or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and denomination, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and such indemnity and, if requested by the Company, such bond, as shall in each case be satisfactory to the Company. The Warrantholder must also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe in connection with such issuance.

                           (d) This Warrant  shall be governed and  construed in
accordance with the substantive laws of the State of Delaware applicable to contracts executed, delivered and to be fully performed in the State of Delaware, without giving effect to contrary provisions regarding conflict of laws.

                           (e) This  Warrant  shall  inure to the benefit of and
shall be binding upon the Warrantholder's heirs, executors, administrators, successors, legal representatives and permitted assigns, and shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Warrantholder may not assign, transfer, pledge, encumber, hypothecate or otherwise dispose of this Warrant, or any of the Warrantholder's rights hereunder, and any such attempted prohibited delegation or disposition shall be null and void and without effect.

                           (f)   This   Warrant    constitutes    the   complete
understanding between the parties with respect to the subject matter hereof, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Warrant shall not be altered, modified, amended or terminated except by written instrument signed by each of the parties hereto.

                           (g) This  Warrant  may be  executed  in any number of
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                           (h) The paragraph  headings  contained herein are for
the purposes of convenience only, are not intended to define or limit the contents of said paragraphs and are not part of this Warrant.

                           (i)  By  signing  below,  the  Warrantholder   hereby
accepts this Warrant subject to all of the terms and provisions hereof and acknowledge all of the representations, warranties and agreements set forth above. This Warrant shall not be effective until the Warrantholder has signed this Warrant and delivered it to the Company.

                  IN WITNESS WHEREOF, Lukens Medical Corporation has caused this Warrant to be executed as of the 28th day of February, 1997.

                                   LUKENS MEDICAL CORPORATION



                                   By: /s/ Robert S. Huffstodt
                                      ---------------------------------
                                       Robert S. Huffstodt, President


ACCEPTED AND AGREED TO:



  /s/ John H. Robinson
------------------------------
      John H. Robinson






[Address]

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